Exhibit 99.12
Execution Version
WAIVER, CONSENT AND FIRST AMENDMENT
TO CREDIT AGREEMENT
     THIS WAIVER, CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October 1, 2007, by and among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), THE BANK OF NEW YORK, a New York corporation, with offices at 600 E. Los Colinas Blvd., Suite 1300, Irving, Texas 75039, as administrative agent and collateral agent for the Lenders the “Agent”), SALTON, INC., a Delaware corporation with offices at 1955 Field Court, Lake Forest, Illinois 60045 (the “Parent”), each of the Parent’s Subsidiaries identified on the signature pages hereof as Borrowers and each of the Parent’s Subsidiaries identified on the signature pages hereof as Guarantors.
RECITALS:
     WHEREAS, the Lenders, the Agent and the Borrowers are parties to that certain Credit Agreement, dated as of August 26, 2005 (as it may be further amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”);
     WHEREAS, Salton, Inc., SFP Merger Sub, Inc. and APN Holding Company, Inc. (“APN”) are, concurrently with the execution and delivery of this Amendment, executing and delivering an Agreement and Plan of Merger dated as of, and as in effect on, the date hereof (the “Merger Agreement”);
     WHEREAS, concurrently with the execution and delivery of this Amendment, the Borrowers and the Harbinger Capital Partners Master Fund I, LTD. and Harbinger Capital Partners Special Situation Fund, L.P. (the “Harbinger Entities”) are entering into a Loan Purchase Agreement (the “Loan Purchase Agreement”) that provides that upon the occurrence of certain event and according to certain terms, the Harbinger Entities agree to buy certain loans and obligations outstanding on November 10, 2007 under the First Lien Credit Agreement;
     WHEREAS, concurrently with the execution and delivery of this Amendment, the Borrowers, the Harbinger Entities and Harbinger Capital Partners Master Fund I, LTD., as administrative agent and collateral agent for the Harbinger Entities (the “Senior Second Lien Agent”) are entering into a Reimbursement and Senior Secured Credit Agreement (the “Reimbursement and Credit Agreement”) pursuant to which, among other things, the Borrowers agree to pay or reimburse the Harbinger Entities for all obligations and liabilities that the Harbinger Entities incur in connection with that certain Loan Purchase Agreement;
     WHEREAS, as a condition to entering into the Reimbursement and Credit Agreement, the Senior Second Lien Agent and Harbinger have required a security interest in assets that currently secure the obligations under the First Lien Credit Agreement and the Credit Agreement;
     WHEREAS, concurrently with the execution and delivery of this Amendment, the Senior Lien Agent is entering into an Amended and Restated Intercreditor Agreement (the “Intercreditor Agreement”) with the First Lien Agent and the Senior Second Lien Agent and a Junior Liens Intercreditor Agreement (the “Junior Liens Intercreditor Agreement”) with the Senior Second Lien Agent; and

     WHEREAS, In order consummate the transactions contemplated by these Recitals, the Borrowers have requested, and the Agent and the Lenders have agreed, to certain amendments to the Credit Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the agreements and provisions herein contained the parties hereto do hereby agree as follows:
Section 1.    Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as amended hereby).
Section 2.    Amendments to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the date this Amendment becomes effective in accordance with Section 6 hereof, as follows:
     2.01 Additional Definitions. Annex A to the Credit Agreement is hereby amended by adding the following definitions in the correct alphabetical order:
     (a) “Harbinger” means the “Lenders” as defined in the Reimbursement and Credit Agreement.
     (b) “Junior Liens Intercreditor Agreement” means the Junior Liens Intercreditor Agreement dated as of October 1, 2007 among the Senior Second Lien Agent and the Agent, as amended, modified, supplemental or restated from time to time.
     (c) “Loan Purchase Agreement” means the Loan Purchase Agreement dated as of October 1, 2007 among the Borrower Parties, the First Lien Co-Agent, the First Lien Lenders and Harbinger, and all exhibits and schedules thereto.
     (d) “Reimbursement and Credit Agreement” means the Reimbursement and Senior Secured Credit Agreement dated October 1, 2007 Harbinger Capital Partners Master Fund I, LTD., Harbinger Capital Partners Special Situation Fund, L.P., (collectively, “Harbinger”) among Harbinger Capital Partners Master Fund I, LTD., as administrative Agent and collateral Agent for Harbinger, and Parent, Borrowers and Guarantors.
     (e) “Reimbursement Loan Documents” means the “Loan Documents” as defined in the Reimbursement and Credit Agreement.
     (f) “Senior Second Lien Agent” means Harbinger Capital Partners Master Fund I, LTD, as administrative agent and collateral agent for Harbinger.
     2.02 Amended Definitions. Annex A to the Credit Agreement is hereby amended by:
     (a) deleting the period at the end of the definition of “Permitted Liens”, inserting the word ‘and” in lieu thereof and adding the following clause (k) thereto:
     2.03 “(k) Liens, subject to the Intercreditor Agreement and the Junior Liens Intercreditor Agreement, to secure obligations and liabilities arising under the Reimbursement and Credit Agreement and the Reimbursement Loan Documents.”

     (a) deleting the definition of “Intercreditor Agreement” in its entirety and inserting the following in lieu thereof:
“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement dated as of October 1, 2007 among the Senior Second Lien Agent, the First Lien Agent, the First Lien Co-Agent and the Agent, as amended, modified, supplemented or restated from time to time.
     (b) deleting the definition of “Foreign Pledge Agreements” in its entirety and inserting the following in lieu thereof:
     “Foreign Pledge Agreements” means, collectively those certain pledge agreements, in form and substance reasonably satisfactory to the Agent, among the Borrower Parties, or any of them, and the Agent for the benefit of the Agent and the Lenders pursuant to which one or more Borrower Parties or Subsidiaries of Borrower Parties pledge certain equity interest of Foreign Subsidiaries.”
     2.04 Amendment of Section 7.12. Section 7.12 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     (a) “Section 7.12 Guaranties. No Loan party shall make, issue, or become liable on any Guaranty, except: (a) Guaranties of the Obligations in favor of the Agent, (b) Guaranties by the Parent of Debt permitted by Section 7.13, trade payables and real estate operating leases, (c) Guaranties of Debt by Guarantors permitted by Sections 7.13 (e), (k) or (m).”
     2.05 Amendment of Section 7.13. Section 7.13 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     (a) “Section 7.13. Debt. No Loan Party shall incur or maintain any Debt, other than: (a) the Obligations; (b) Debt described on Schedule 7.13; (c) Debt of Salton Holdings Limited and Salton Europe Limited, under the Facility Agreement dated 23rd December 2005 among those entities, the lender parties listed therein, Burdale Financial Limited as agent and security trustee, as amended to the date hereof not exceeding the principal amount outstanding set forth on Annex C, Section II during the corresponding periods set forth on Annex C, Section II; (d) [Reserved]; (e) the Senior Notes in a principal amount equal to the principal amount outstanding on August 8, 2007 less any repayments of principal of the Senior Notes after such date; (f) the Intercompany Account so long as such Debt is subject to the Subordination Agreement and, provided that, from and after May 11, 2005 (i) no Borrower Party shall make any Investment in a Foreign Subsidiary and (ii) no Foreign Subsidiary shall make any Investment in another Foreign Subsidiary; (g) Debt in respect of foreign currency hedging agreements with aggregate notional amounts not greater than $2,000,000 at any time; (h) [Reserved]; (i) [Reserved]; (j) [Reserved]: (k) the First Lien Loans; (l) [Reserved]; and (m) Debt incurred under the Reimbursement and Credit Agreement to fund the purchase of First Lien Loans under Section 1(a) of the Loan Purchase Agreement in a principal amount not exceeding the Purchase Price (as defined in the Loan Purchase Agreement) of such First Lien Loans, plus fees not to exceed $5,000,000 and expenses reimbursable thereunder. Notwithstanding anything to the contrary contained herein, the Parent shall not, directly or indirectly, enter into any amendment or modification of the documents evidencing the Debt permitted under clause (g) above that is any manner adverse to the Parent, any Subsidiary, the Agent or any Lender.

     2.06 Amendment to Section 7.14. Section 7.14 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     (a) “Section 7.14 Prepayment. Notwithstanding anything to the contrary contained herein, no Borrower Party shall prepay any Debt, except (a) First Lien Obligations in accordance with First Lien Loan Documents, (b) Obligations in accordance with the Reimbursement Documents, (c) in connection with a refinancing permitted under Section 7.13(e) above including the application of any proceeds received as a result of an equity infusion to prepay the Debt described in Section 7.13(e), or (d) the principal amount of the 2008 Senior Notes solely to the extent permitted pursuant to Section 3.1(d); provided however, the prepayments permitted under subsection (d) may be made only to the extent such prepayments would not cause a default under the First Lien Credit Agreement.
     2.07 Addition of Section 7.28. Article 7 of the Credit Agreement is hereby amended by adding Section 7.28 as follows immediately after Section 7.27:
     “Section 7.28 Foreign Subsidiaries. The Borrower Parties shall cause the liabilities owed by Salton Europe Ltd. and/or its Subsidiaries to Salton Hong Kong, Ltd that are secured by any assets of Salton Europe Ltd and/or its Subsidiaries, whether by grant of a lien, retention of title or other means, to not exceed, during the periods set forth on Annex C, Section I, the corresponding amounts for such periods set forth on Annex C; Section I; to the extent so secured such liabilities shall be secured solely by accounts receivable and inventory of Salton Europe Ltd. on a second lien basis, junior to the lien securing the obligations described in Section 7.13 (c); and except as so permitted and notwithstanding, anything to the contrary in the Loan Documents, Salton Hong Kong, Ltd. shall have no Liens on any asset of Salton, Inc. or any of its Subsidiaries.”
     2.08 Schedules. The schedules to the Credit Agreement are amended by inserting:
     (a) Annex A hereto as Schedule 7.13 — Debt at August 4, 2007.
Section 3.    Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower Parties hereby represent and warrant that:
     3.01 Representations and Warranties True and Correct. At and as of the date of this Amendment and both prior to and after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.
     3.02 Corporate Power, Etc. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.
     3.03 No Conflict. Neither the execution and delivery of this Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the

Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.
     3.04 Binding Effect. This Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 4.    Wavier and Consent. Subject to the satisfaction of the terms and conditions herein:
     4.01 Waiver. Any Event of Default resulting from the inclusion of a qualifications relating to going concerns in the report by the Parent’s independent auditors the accompanies the audited statements as of and for the period ending June 30, 2007 is hereby waived.
     4.02 Consent. The Agent and the Required Lenders hereby consent to the execution and delivery by the Borrower Parties of: the Loan Purchase Agreement, the Amended and Restated Intercreditor Agreement, the Merger Agreement, the Reimbursement and Credit Agreement and the Reimbursement Loan Documents; provided, however, that such consent shall not be deemed a waiver of any Default or Event of Default resulting from the consummation of the merger pursuant to the Merger Agreement.
Section 5.    Post First Amendment Effective Date Deliveries.
     5.01 Foreign Pledge Agreements.
     (a) on or before October 30, 2007, Foreign Pledge Agreements pledging as Collateral 100% of the issued and outstanding equity of (A) Salton International C.V., (B) Salton UK, (C) Salton Hong Kong, Ltd., (D) Salton Sarl, (E) Salton Australia, Pty. Ltd., (E) Toastmaster de Mexico SA, and (F) Salton Brazil Limitada, substantially similar to those delivered to the First Lien Agent and the First Lien Co-Agent in connection with the First Lien Credit Agreement; and
     (b) within 5 days after written request by the First Lien Agent or First Lien Co-Agent with the respect to the First Lien Loans, Foreign Pledge Agreements substantially similar to those delivered to the First Lien Agent and the First Lien Co-Agent pledging as Collateral 100% of the issued and outstanding equity of any other Subsidiary of Salton, Inc. as specified in such request.
     Notwithstanding the foregoing, any interests pledged to the Agent and/or the Lenders pursuant to such Foreign Pledge Agreements shall be subject to the terms and conditions of the Intercreditor Agreement and the Junior Liens Intercreditor Agreement

     5.02 Blocked Account Agreements. On or prior to October 15, 2007 the Borrower Parties shall have delivered to the Agent the Notices with respect to the control agreements described in Paragraph A of Schedule 7.33 of the First Lien Credit Agreement with respect to the J.P. Morgan Chase Accounts described therein.
     5.03 Australian Guaranty. On or before January 30, 2008, the Borrower Parties shall have caused Salton Australia, Pty. Ltd. and/or its Subsidiaries to assume or guarantee up to $15,000,000 principal amount of Loans or other Obligations on terms and conditions reasonably satisfactory to the Agent and to secure its (or such Subsidiaries’) obligations under such assumption or guarantee by a first priority perfected lien in all of its and its Subsidiaries’ assets as described in Section 7.28.
     5.04 SEC Report. On or prior to October 15, 2007 the Parent shall have filed its Form 10-K with the SEC and such Form 10-K shall comply in all material respects with all Requirements of Law.
Section 6.    Conditions. This Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Required Lenders, of all of the following conditions precedent set forth in this Section 6 (such date, the “Effective Date”):
     6.01 Execution of the Amendment. Each of the parties hereto shall have executed an original counterpart of this Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Agent.
     6.02 Representations and Warranties. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.
     6.03 Related Transactions.
     (a) The Merger Agreement shall have been executed and delivered by the parties thereto, all conditions precedent thereto shall have been satisfied or waived and no default or event of default thereunder shall have occurred and be continuing;
     (b) The Reimbursement and Credit Agreement shall have been executed and delivered by the parties thereto, all conditions precedent thereto shall have been satisfied or waived and no default or event of default thereunder shall have occurred and be continuing;
     (c) The Intercreditor Agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect without breach by any party of its obligations thereunder; and
     (d) The Junior Liens Intercreditor Agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect without breach by any party of its obligations thereunder.
     6.04 Document Deliveries. The Agent and the Required Lenders shall have received:
     (a) copies of the Merger Agreement, the Loan Purchase Agreement, Reimbursement and Credit Agreement, all Reimbursement Loan Documents, the Junior Liens Intercreditor Agreement, the Amended and Restated Intercreditor Agreement, the Waiver, Consent, Forbearance and Seventeenth Amendment to the First Lien Credit Agreement and all other agreements related to any of the foregoing, certified by a Responsible Officer of the Administrative Borrower as a true, complete and correct;
     (b) copies of resolutions of the board of directors (and shareholders, if necessary) or other governing body of each party, the agreements described in Section 6.03 and this Amendment, each certified by an officer reasonably acceptable to the Required Lenders of such party authorizing the execution, delivery and performance of such agreements; and
     (c) such other instruments, documents and agreements as the Required Lenders may reasonably request, in form and substance reasonably satisfactory to the Required Lenders.
     6.05 Payment of Fees. All fees, costs, expense reimbursements and amounts due and payable to the Agent by the Borrowers and the Guarantors shall have been paid in full.
Section 7.    Miscellaneous.
     7.01 Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.
     7.02 No Waiver; Reservation of Rights. This Amendment is limited as specified and the execution, delivery and effectiveness of this Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Amendment to the contrary, the Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default not expressly waived herein.
     7.03 References.
     (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment and (ii) all of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.
     (b) From and after the Effective Date, (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith, “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.
     7.04 Governing Law. THIS AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     7.05 Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.
     7.06 Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent and each Lender.
     7.07 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     7.08 Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Amendment shall not be assigned or delegated without the prior written consent of the Agent and the Required Lenders.
     7.09 Expenses. The Borrowers agree to pay the Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent and the Lenders (who may be employees of the Agent or the Lenders), incurred by the Agent and the Lenders in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished herewith.
     7.10 Agent’s Actions. The Lenders that are party hereto certify to the Agent that their Pro Rata Share constitutes more sixty-six and two-thirds percent (66-2/3%) in the aggregate, and such Lenders have instructed Agent to execute this Amendment, the Intercreditor Agreement, the Junior Liens Intercreditor Agreement and all related documents (the “Amendment Documents”). Agent is hereby executing the Amendment Documents solely upon the instructions of the Lenders party hereto, and the Agent is exercising its rights to rely on such instructions pursuant to Section 12.4 of the Credit Agreement. AGENT IS HEREBY RELEASED OF ANY POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, OF ANY LENDER RESULTING FROM THE AMENDMENT DOCUMENTS OR ANY RELATED LOAN DOCUMENTS OR ANY OF THE ACTIONS CONTEMPLATED HEREIN OR THEREIN. Furthermore, pursuant to Section 12.4 of the Credit Agreement, the Lenders ratify the indemnification provisions set forth in Section 12.7 of the Credit Agreement. The Lenders confirm that the definition of “Indemnified Liabilities” includes any all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any Indemnified Person, including, any Agent-Related Persons, in any way relating to or arising out of any of the Amendment Documents or the transactions contemplated hereby or referred to herein. All of the rights, exculpatory provisions and disclaimers of the Agent under Article XII are hereby ratified by the Lenders in connection with the execution of the Amendment Documents.
     7.11 RELEASE. EACH OF THE LOAN PARTIES HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR

DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY LENDER. OR THE AGENT OR AGENT-RELATED PERSONS. THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH AGENT-RELATED PERSON AND THE LENDERS AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THE AMENDMENT DOCUMENTS IS EXECUTED, WHICH THE LOAN PARTIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THE AMENDMENT DOCUMENTS.
     7.12 Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

SALTON, INC., a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Offier and Chief Financial Officer

TOASTMASTER INC., a Missouri corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Offier and Chief Financial Officer

SALTON TOASTMASTER LOGISTICS LLC, a Delaware limited liability company

By:	/s/ William Lutz
Title:	Interim Chief Executive Offier and Chief Financial Officer

GUARANTORS:

HOME CREATIONS DIRECT, LTD., a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Offier and Chief Financial Officer

SONEX INTERNATIONAL CORPORATION, a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Offier and Chief Financial Officer
Signature Page to First Amendment

ICEBOX, LLC, an Illinois limited liability company

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

FAMILY PRODUCTS INC., a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

SALTON HOLDINGS, INC., a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

Signature Page to First Amendment

AGENT:

THE BANK OF NEW YORK.
as the Administrative Agent and the Collateral Agent

By:

Its:

Signature Page to First Amendment

LENDERS:

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By: Harbinger Capital Partners Offshore Manager, L.L.C., its Investment Manager

By:	/s/ William R. Lucas, Jr.
Name:	William R. Lucas, Jr.
Title:	Executive Vice President — General Counsel & Secretary

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.
By: Harbinger Capital Partners Special Situations GP, LLC., its General Partner

By:	/s/ William R. Lucas, Jr.
Name:	William R. Lucas, Jr.
Title:	Executive Vice President – General Counsel & Secretary
Signature Page to First Amendment

ANNEX A
SCHEDULE 7.13
DEBT AT AUGUST 4, 2007

Capitalized Leases (for computer equipment)	$7,548

Brazil Pledge Agreement	$751,417
Signature Page to First Amendment